Discontinued Operations	12 Months Ended
Mar. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

8 – DISCONTINUED OPERATIONS

Revenue from the sale of mobile content for the fiscal year ended March 31, 2014 was $349 as compared to $22,773 for fiscal year ended March 31, 2013 and $59,863 for fiscal year ended March 31, 2012. The decline was due to a highly competitive and saturated market resulting in a lower volume of downloads, partially offset by our pricing increases for these products. Due to the continuing decline and operational cost of this business on March 31, 2013 ZIM discontinued operations in this area.

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Revenue	349	22,773	59,863
Cost of revenue	5,015	(4,705)	(33,731)
Selling, general and administrative	-	(22,005)	(33,960)
Research and development	-	(4,967)	(15,580)
Income (loss) from discontinued operations	5,364	(8,904)	(23,408)

At April 1st 2014, internal resources related to the operation of this business were reassigned to tasks related to ZIM’s enterprise software business. All remaining current assets and current liabilities at March 31, 2013 have been discharged in the first quarter of fiscal 2014 as the business is dissolved. The dissolution will have no material impact on the financial performance of the Company including no significant impact on cashflow. The wind up of the assets and liabilities in fiscal 2014 resulted in a gain from discontinued operations of $5,364.